SALOMON BROTHERS HIGH INCOME FUND INC

February 8, 2000

Dear Shareholders:

We are pleased to provide this annual report for the Salomon Brothers High Income Fund Inc ("Fund") as of December 31, 1999. Included are market commentary, a schedule of the Fund's investments as of December 31, 1999 and financial statements for the period ended December 31, 1999. The Fund distributed dividends totaling $1.50 per share during the period. This total represents $1.34 and $0.16 per share from net investment income and capital, respectively. The table below shows the annualized distribution rate and the total return for the period covered by this report based on the Fund's December 31, 1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.1

        Price                  Annualized               12-Month
       Per Share            Distribution Rate2        Total Return
      ----------            -----------------         ------------
    $12.00 (NAV)                  12.50%                   6.16%
    $11.4375 (NYSE)               13.11%                 (12.06%)

In comparison, during the same period, the Salomon Smith Barney High-Yield Market Index3 returned 1.73% and the JP Morgan Emerging Markets Bond Index Plus ("EMBI+")4 had a return of 25.99%. On December 31, 1999, approximately 65% of the Fund's long-term investments were in U.S. high-yield corporate bonds. Approximately 35% of the Fund was invested in securities of emerging market issuers, including both obligations of sovereign and corporate issuers. U.S.

HIGH-YIELD MARKET
The U.S. high-yield market returned 1.73% for the 12-month period ended December 31, 1999, as reported by the Salomon Smith Barney High Yield Market Index. While benefiting from a strong economy, the high-yield market suffered from the following:
      1. a backup in U.S. Treasuries due to concern about rising inflation;
      2. mutual fund outflows;
      3. a heavy new issues calendar;
      4. a reduction in broker/dealer liquidity;
      5. a volatile equity market; and,
      6. a rise in default rates, especially among marginal commodity producers.

------------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund plus all other assets. This result (net assets) is divided by the total number of shares outstanding. The
    NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor buys or sells shares of the Fund is its market price as determined by supply and demand.

2 Total returns are based on changes in NAV or the market value and assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the report. This annualized distribution rate assumes a current monthly income dividend rate of $0.125 for twelve months. This rate is as of January 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your fund investment. Past performance is not indicative of future results.

3 The Salomon Smith Barney High-Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost.

4 The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in emerging markets.

SALOMON BROTHERS HIGH INCOME FUND INC

The period began with concerns that a weak recovery in Asia and recession in Latin America would trigger a slowdown in the U.S. economy. However, economic growth in the U.S. was stronger than anticipated and the high-yield market rallied in the first four months of the year. However, in the second quarter, continued strong U.S. economic growth led to concerns about rising inflation. Heightened credit concerns also developed as default rates increased, particularly in commodities issuers due to global competition and in more speculative telecommunications issuers whose access to alternative capital markets was limited. The aforementioned factors rattled individual investors, resulting in prolonged mutual fund outflows. These outflows occurred for as long as nine consecutive weeks through the end of October 1999 and totaled $422 million for the year. Finally, tightening broker-dealer liquidity and a heavy new issues calendar in the second and third quarters further constrained liquidity in the high-yield market. As a result of these factors, high-yield market returns were negative for the period from May through October.

As the year progressed, the high-yield market, driven by technical, credit and liquidity concerns, became increasingly selective in the new issues and secondary market. Larger, more liquid issues from higher quality issuers generally outperformed. In addition, investors demanded tighter covenant packages and higher yields from new issues, effectively repricing the secondary market to lower levels.

New-issue volume declined to relatively low levels late in the year while mutual fund outflows moderated and collateralized bond obligation ("CBO") buying activity picked up dramatically. This combination of factors in the fourth quarter alleviated some of the pressure on liquidity in the high-yield market and enabled the market to recover modestly and post a positive return for the year.

For the period, the high-yield market's top performers included: commodities industries such as metals/mining, energy and paper & forest products, which benefited from material improvement in commodities prices; telecommunications, due to explosive industry growth, mergers & acquisitions activity and private equity investment; gaming, which benefited from investors' preference for defensive credits; and cable & media, which benefited from merger and acquisition activity. The financial sector also outperformed as a result of savings & loans benefiting from: (i) strong new home mortgage volume and (ii) their use of adjustable-rate mortgages, a natural hedge against rising interest rates. The worst performers included: health care, due to the industry's troubles with the recently imposed Medicare reimbursement system; textiles, which is suffering from cheaper imports; and consumer products, supermarkets/drugstores, automotive and services/other, which were all adversely affected by credit concerns at certain issuers. The capital goods sector also underperformed due to the market's preference for more defensive, higher growth industry sectors. In terms of credit quality, investors favored the higher-quality credit tiers, such as BB issues, as they shunned CCC and lower-quality single-B issues due to heightened credit concerns; BB, B and CCC issues showed returns of 2.34%, 1.02% and (8.43)%, respectively.

The Fund's performance was helped by overweightings in metals/mining, gaming and financial and underweightings in textiles and health care. The Fund's performance was adversely impacted by overweightings in consumer products, automotive, services and capital goods and underweightings in telecommunications, energy, cable and other media. During the course of the period, the Fund responded to market conditions by increasing its exposure to the energy, paper & forest products, telecommunications and financial sectors and decreasing its exposure to the health care and services sectors.

SALOMON BROTHERS HIGH INCOME FUND INC

On December 31, 1999, the high-yield market yielded 11.41%, up from 10.28% at year-end 1998. The excess yield over Treasuries was 5.00%, down from 5.66% at 1998 year-end. We believe that these levels still represent attractive long-term value.

Going forward, we expect the high-yield market to modestly improve over the next six months as expectations for continued robust economic growth and improved technical factors, including: (i) mutual fund investors returning to the market after selling in late 1999 for tax or Y2K reasons, (ii) continued strong CBO demand and (iii) fund managers investing excess balance sheet cash held over the New Year for Y2K reasons, are partially offset by continued interest rate and credit concerns.

EMERGING DEBT MARKET

Emerging markets debt had a very strong year, returning 25.99% as measured by the EMBI+. Returns for the year were dominated by Russia and Brazil. The Fund's fiscal year opened with concerns over the Brazilian devaluation of its local currency, which led to investors demanding a higher risk premium from emerging markets debt. Spreads widened to 1500 basis points over Treasuries before stabilizing and recovering to end the year at 824 basis points over Treasuries.

Returns in emerging markets debt were skewed with only five of 13 Index countries outperforming. Russia, Brazil, Venezuela, Bulgaria and Morocco provided the best returns in the Index in 1999.

The following is a brief description of developments in these key countries over the past twelve months:

Russia. Russia was the best performing country in the Index over the past 12 months, returning 165.70%. During the year Russia made substantial progress in restructuring its defaulted Soviet-era debt. Relations with the IMF continued to improve and the country exceeded some of its targets for extended financing. Oil price strength also contributed to the improved economic picture. At year-end, President Yeltsin resigned and named Prime Minister Putin acting President. New presidential elections will be held by the end of March 2000.

Brazil. The most notable event to occur in Brazil during the period was the devaluation of the country's local currency, the real, in January. The devaluation caused spillover throughout Latin America, but the deterioration in market sentiment was short lived. Brazil's recovery from the effects of its January currency devaluation continues to be impressive. Brazil continues to have an ambitious structural reform agenda, which includes changes to the taxation and social security schemes. Despite recent political noise, the working relationship between the administration and congress remains intact and we expect further positive developments on these important initiatives in 2000. Brazil returned 40.68% during 1999.

Venezuela. Venezuela was the third best performing emerging markets debt issuer in the Index over the past 12 months, returning 29.86%. Oil price increases in 1999 eased fiscal pressure in Venezuela and permitted President Chavez to proceed with his reform agenda. The Constituent Assembly, a key element of President Chavez's plan to reform the Venezuelan political system, was elected in July. In a stunning development, 91% of the seats were won by allies of President Chavez. The agenda for the Assembly revolves around the drafting of a new constitution for Venezuela. The initial draft of the constitution was delivered in early November 1999. This document will have important implications for the future of external capital investment in Venezuela. We believe the political agenda will continue to take precedence over any economic issues during the early months of 2000 as the new constitution is

SALOMON BROTHERS HIGH INCOME FUND INC

reviewed and ratified. Oil prices at current levels are giving Venezuela the economic flexibility to address the constitutional changes.

Bulgaria. Bulgaria returned 27.28% during 1999. The country continues to recover from the effects of the war in Kosovo. The currency board is imposing fiscal discipline on the economy as trade with Europe recovers in the aftermath of the war. We continue to believe that Bulgaria is an undervalued portfolio.

Morocco. King Hassan II died after 38 years on the throne. He has been replaced by his eldest son, King Mohammed VI. We expect the policies that have made Morocco a steadily improving credit will be continued by the new king. In another important development in Morocco, a cellular telephone license has been awarded to Telefonica for a price of $1.1 billion and a commitment to spend an additional $700 million developing the network. The proceeds from this sale will be used to fund a variety of government initiatives in Morocco. Morocco returned 26.97% during 1999.

OUTLOOK

Our outlook for emerging markets debt is positive based upon the current spread level of approximately 900 over Treasuries. The economic rebound in Asia and the apparent bottoming of the recession in many Latin American countries points to an improving macroeconomic environment for emerging countries. We believe continued stability will attract additional investors into the market.

                                     # # # #

In a continuing effort to provide information concerning the Salomon Brothers High Income Fund Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Salomon Brothers High Income Fund Inc stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449. (1-718-921-8200 if you are calling from within New York City.)

We at Salomon Brothers Asset Management appreciate your investment in the Salomon Brothers High Income Fund Inc. We look forward to helping you pursue your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon                            /s/ Peter J. Wilby
----------------------                           ----------------------------
    Heath B. McLendon                                Peter J. Wilby
    Chairman                                         Executive Vice President

SALOMON BROTHERS HIGH INCOME FUND INC

Schedule of Investments
December 31, 1999



     Face
    Amount                                          Security                                      Value
---------------------------------------------------------------------------------------------------------
Corporate Bonds -- 63.3%

Basic Industries -- 11.9%
  $  500,000         AEI Holding Co., Inc., Company Guaranteed, 10.500% due 12/15/05 (a)...... $  355,000
     800,000         Berry Plastics Corp., Sr. Sub. Notes, 12.250% due 4/15/04................    820,000
   1,000,000         Breed Technologies, Inc., Sr. Sub. Notes, 9.250% due 4/15/08 (b)(c)......     30,000
                     Doman Industries Ltd.:
     500,000           Secured Notes, 12.000% due 7/1/04......................................    521,250
     500,000           Sr. Notes, 8.750% due 3/15/04..........................................    430,000
     500,000         Glencore Nickel Ltd., Company Guaranteed, 9.000% due 12/1/14.............    433,125
     750,000         LTV Corp., Sr. Notes, 11.750% due 11/15/09 (a)...........................    783,750
   1,000,000         PCI Chemicals Canada Inc., Company Guaranteed, 9.250% due 10/15/07.......    772,500
                     Radnor Holdings Corp.:
     150,000           Series B, Company Guaranteed, 10.000% due 12/1/03......................    150,375
     350,000           Sr. Notes, 10.000% due 12/1/03.........................................    350,875
     750,000         Republic Technology/RTICapital, 13.750% due 7/15/09......................    525,000
   1,000,000         Teekay Shipping Corp., Company Guaranteed, 8.320% due 2/1/08.............    900,000
     750,000         ZSC Specialty Chemicals PLC, Sr. Notes, 11.000% due 7/1/09 (a)...........    780,000
                                                                                               ----------
                                                                                                6,851,875
                                                                                               ----------
Consumer Cyclicals -- 6.5%
     500,000         Ameriking Inc.,Sr. Notes, 10.750% due 12/1/06 ...........................    465,000
   1,000,000         Cole National Group, Inc., Sr. Sub. Notes, 8.625% due 8/15/07............    760,000
   1,000,000         Mattress Discounters Co., Sr. Notes, 12.625% due 7/15/07.................    977,500
     750,000         Musicland Group Inc., Company Guaranteed, 9.875% due 3/15/08.............    686,250
   1,000,000         Pillowtex Corp., Series B, Company Guaranteed, 9.000% due 12/15/07.......    430,000
     500,000         Worldtex Inc., Series B, Company Guaranteed, 9.625% due 12/15/07.........    405,000
                                                                                               ----------
                                                                                                3,723,750
                                                                                               ----------
Consumer Non-Cyclicals -- 7.3%
     500,000         Alaris Medical Systems Inc., Company Guaranteed, 9.750% due 12/1/06......    444,375
     750,000         Moll Industries, Inc., Sr. Sub. Notes, 10.500% due 7/1/08................    300,000
   1,400,000         Nebco Evans Holding Co., Sr. Discount Notes, zero coupon until 7/15/02,
                       (12.375% thereafter) due 7/15/07 (c)(d)................................    182,000
     750,000         North Atlantic Trading, Company Guaranteed, 11.000% due 6/15/04..........    686,250
     500,000         Polaroid Corp., Sr. Notes, 11.500% due 2/15/06...........................    487,500
     750,000         Pueblo Xtra International, Inc., Sr. Notes, Series C, 9.500% due 8/1/03..    453,750
                     Revlon Consumer Products:
     500,000           Sr. Notes, 9.000% due 11/1/06..........................................    370,000
     175,000           Sr. Sub. Notes, 8.625% due 2/1/08......................................     89,250

---------------------------------------------------------------------------------------------------------
                                       See Notes to Financial Statements.

                                                                                                   Page 5

SALOMON BROTHERS HIGH INCOME FUND INC

December 31, 1999


     Face
    Amount                                          Security                                      Value
---------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 7.3% (continued)
   $ 733,000         Waterford Gaming LLC, Sr. Notes, 9.500% due 3/15/10 (a).................. $  722,005
     500,000         Winsloew Furniture, Inc., Sr. Sub. Notes, 12.750% due 8/15/07 (a)........    452,500
                                                                                               ----------
                                                                                                4,187,630
                                                                                               ----------
Energy -- 3.4%
     500,000         Benton Oil & Gas Co., Sr. Notes, 11.625% due 5/1/03......................    350,000
     500,000         Continental Resources, Company Guaranteed, 10.250% due 8/1/08............    437,500
     750,000         Plains Resources Inc., Sr. Sub. Notes, 10.250% due 3/15/06 (a)...........    731,250
     500,000         Range Resources Corp., Lomak Petroleum, Company Guaranteed,
                       8.750% due 1/15/07.....................................................    456,250
                                                                                               ----------
                                                                                                1,975,000
                                                                                               ----------
Financial -- 3.6%
     500,000         Airplanes Pass Through Trust, 10.875% due 3/15/19........................    432,805
     750,000         Avis Rent A Car, Inc., Company Guaranteed, 11.000% due 5/1/09............    793,125
                     Contifinancial Corp., Sr. Notes:
     500,000           7.500% due 3/15/02.....................................................     60,000
   1,000,000           8.375% due 8/15/03.....................................................    120,000
     250,000           8.125% due 4/1/08......................................................     30,000
     750,000         Morgan Stanley Aircraft Finance, Series 1A,
                       Class D1, 8.700% due 3/15/23...........................................    645,000
                                                                                               ----------
                                                                                                2,080,930
                                                                                               ----------
Housing Related -- 1.8%
   1,000,000         Panolam Industries International Inc., Sr. Sub. Notes,
                       11.500% due 2/15/09 (a)................................................  1,027,500
                                                                                               ----------
Industrial/Manufacturing -- 10.7%
     500,000         Alvey Systems Inc., Sr. Sub. Notes, 11.375% due 1/31/03..................    517,500
     750,000         Axiohm Transaction Solutions Inc., Company Guaranteed,
                       9.750% due 10/1/07 (b)(c)..............................................    172,500
     750,000         Foamex L.P., Company Guaranteed, 9.875% due 6/15/07......................    631,875
     600,000         High Voltage Engineering Corp., Sr. Notes, 10.500% due 8/15/04...........    531,000
     750,000         JH Heafner Co., Sr. Notes, 10.000% due 5/15/08...........................    686,250
   1,000,000         JLFrench Auto Casting, Sr. Sub. Notes, 11.500% due 6/1/09................  1,010,000
     500,000         Key Plastics, Inc.,Sr. Sub. Notes, Series B, 10.250% due 3/15/07.........    235,000
     750,000         Motors & Gears, Inc., Sr. Notes, 10.750% due 11/15/06....................    720,937
   1,000,000         Neenah Corp., Sr. Discount Notes, 11.125% due 5/1/07.....................    930,000
     750,000         Tenneco Automotive Inc., Sr. Sub. Notes, 11.625% due 10/15/09 (a)........    767,813
                                                                                               ----------
                                                                                                6,202,875
                                                                                               ----------

---------------------------------------------------------------------------------------------------------
                                       See Notes to Financial Statements.

Page 6

SALOMON BROTHERS HIGH INCOME FUND INC

December 31, 1999


     Face
    Amount                                          Security                                      Value
---------------------------------------------------------------------------------------------------------
Media/Telecommunications -- 12.3%

  $  170,970         Adelphia Communications Corp., Sr. Notes, 9.500% due 2/15/04 (e)......... $  168,405
     350,000         Charter Communications Inc., Sr. Discount Notes, zero coupon
                       until 4/1/04 (9.920% thereafter) due 4/1/11............................    206,500
    500,000          Diamond Cable Co., Sr. Discount Notes, zero coupon until 12/15/00........
                       (11.750% thereafter) due 12/15/05......................................    475,000
     500,000         Granite Broadcasting Corp., Sr. Sub. Notes, 10.375% due 5/15/05..........    508,750
   1,500,000         ICG Holdings Inc., Sr. Discount Notes, zero coupon until 9/15/00
                       (13.500% thereafter) due 9/15/05.......................................  1,305,000
   1,000,000         Intermedia Communications of Florida, Sr. Discount Notes,
                       zero coupon until 7/15/02 (11.250% thereafter) due 7/15/07.............    750,000
   1,500,000         Nextel Communications, Inc., Sr. Discount Notes, zero coupon until
                       2/15/03 (9.950% thereafter) due 2/15/08................................  1,061,250
   1,250,000         NTL Inc., Sr. Notes, zero coupon until 2/1/01 (11.500% thereafter)
                       due 2/15/06............................................................  1,131,250
     500,000         Transwestern Publishing Co., Sr. Sub. Notes, 9.625% due 11/15/07.........    500,000
   1,000,000         United Pan-Europe Communications, N.V., Sr. Notes, Series B,
                       10.875% due 8/1/09 (a).................................................  1,018,750
                                                                                               ----------
                                                                                                7,124,905
                                                                                               ----------
Services/Other -- 4.6%
     750,000         Allied Waste Industries, Inc., Sr. Sub. Notes, 10.000% due 8/1/09 (a)....    671,250
     250,000         La Petite Academy Inc., Company Guaranteed, 10.000% due 5/15/08..........    183,750
   1,000,000         Loomis Fargo & Co., Company Guaranteed, 10.000% due 1/15/04..............    985,000
     500,000         Millar Western Forest Products, Sr. Notes, 9.875% due 5/15/08............    500,000
     675,000         Protection One Alarm Co., Sr. Sub. Notes, 8.125% due 1/15/09 (a).........    325,688
                                                                                               ----------
                                                                                                2,665,688
                                                                                               ----------
Transportation -- 1.2%
   1,000,000         Holt Group, Sr. Notes, 9.750% due 1/15/06................................    675,000
                                                                                               ----------
                     TOTAL CORPORATE BONDS (Cost -- $42,556,657).............................. 36,515,153
                                                                                               ----------
Convertible Bonds -- 1.0%
     750,000         Quantum Corp., 7.000% due 8/1/04 (Cost -- $610,012)......................    570,000
                                                                                               ----------
Sovereign Bonds -- 31.8%
                     Republic of Argentina:
   1,975,000           11.750% due 4/7/09.....................................................  1,989,813
     836,000           FRB, 6.8125% due 3/31/05 (f)...........................................    764,940
      75,000           Variable Bond, 11.786% due 4/10/05.....................................     69,000


---------------------------------------------------------------------------------------------------------
                                     See Notes to Financial Statements.

                                                                                                   Page 7

SALOMON BROTHERS HIGH INCOME FUND INC

December 31, 1999


     Face
    Amount                                          Security                                      Value
---------------------------------------------------------------------------------------------------------
Sovereign Bonds -- 31.8% (continued)
                     Federal Republic of Brazil:
 $   288,000           14.500% due 10/15/09................................................... $  319,824
   1,693,384           C Bond, 8.000% due 4/15/14 (e)(f)......................................  1,274,272
     750,000           DCB, Series L, 7.000% due 4/15/12 (f)..................................    561,562
     500,000           FLIRB, Series L, 5.000% due 4/15/09 (f)................................    372,500
   2,276,351           MYDFA, 6.8125% due 9/15/07 (f).........................................  1,826,771
   1,725,000         Republic of Bulgaria, FLIRB, Series A, 2.750% due 7/28/12 (f)............  1,246,313
     800,000         Republic of Colombia, 11.442% due 8/13/05 (f)............................    774,000
     500,000         Croatia, Series A, 6.456% due 7/31/10 (f)................................    447,500
   4,000,000         Ivory Coast, FLIRB, 2.000% due 3/29/18 (f)...............................    740,000
     700,000         United Mexican States, 11.375% due 9/15/16...............................    791,875
   1,300,000         Republic of Peru, PDI, 4.500% due 3/7/17 (f).............................    892,125
                     Russia:
     350,000           Federation, 9.250% due 11/27/01........................................    278,250
   3,350,000           Federation, 11.750% due 6/10/03........................................  2,571,125
     300,000           Ministry of Finance, 12.750% due 6/24/28...............................    209,250
                     Republic of Venezuela:
   2,050,000           13.625% due 8/15/18....................................................  1,834,750
     714,280           FLIRB Series A, 6.875% due 3/31/07 (f).................................    564,281
   1,071,426           FLIRB Series B, 6.875% due 3/31/07 (f).................................    846,426
                                                                                               ----------
                     TOTAL SOVEREIGN BONDS (Cost -- $16,618,581).............................. 18,374,577
                                                                                               ----------
Loan Participations (f)(g) -- 3.4%
     588,094         Kingdom of Morocco, Tranche A, 6.8438% due 1/1/09
                       (Chase Manhattan, Morgan Guaranty Trust Company of New York)...........    536,636
                     The People's Democratic Republic of Algeria:
      90,909           Tranche A, 7.500% due 3/4/00 (Chase Manhattan).........................     90,000
   1,545,455           Tranche 1, 6.8125% due 9/4/06 (Chase Manhattan)........................  1,193,864
     200,000           Tranche 3, 6.8125% due 3/4/10 (First Boston)...........................    143,500
                                                                                               ----------
                     TOTAL LOAN PARTICIPATIONS (Cost -- $1,787,016)...........................  1,964,000
                                                                                               ----------

---------------------------------------------------------------------------------------------------------
                                        See Notes to Financial Statements.

Page 8

SALOMON BROTHERS HIGH INCOME FUND INC

December 31, 1999


    Shares                                          Security                                      Value
---------------------------------------------------------------------------------------------------------
Common Stock (c) -- 0.0%
       500           AmeriKing, Inc. (Cost -- $22,000)........................................ $    5,000
                                                                                               ----------
Preferred Stock -- 0.0%
       896           AmeriKing, Inc. (e)......................................................     16,128
                     TCR Holding Corp.:
       803             Class B (c)............................................................          8
       442             Class C (c)............................................................          4
     1,165             Class D (c)............................................................         12
     2,410             Class E (c)............................................................         24
                                                                                               ----------
                     TOTAL PREFERRED STOCK (Cost -- $5,786)...................................     16,176
                                                                                               ----------
Warrants (c) -- 0.1%
     2,500           In Flight Phone (Exercise price of $0.01 per share expiring 8/31/02,
                       each warrant exercisable for one share of common stock)................          0
       200           United Mexican States, expire 2/18/00....................................     19,000
       500           Winsloew Furniture, Inc., expire 1/1/01..................................     26,250
                                                                                               ----------
                     TOTAL WARRANTS (Cost -- $53,377).........................................     45,250
                                                                                               ----------
     Face
    Amount                                          Security                                      Value
---------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.4%
  $229,000           State Street Bank & Trust Co., 3.000% due 1/3/00; Proceeds at maturity --
                       $229,057; (Fully collateralized by U.S. Treasury Notes, 12.750%
                       due 11/15/10; Market Value -- $235,125) (Cost -- $229,000).............     229,000
                                                                                               -----------
                     TOTAL INVESTMENTS -- 100% (Cost -- $61,882,429*)......................... $57,719,156
                                                                                               ===========

-----------
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b) Security is currently in default.
(c) Non-income producing securities.
(d) Security went into default subsequent to the year ended 12/31/99.
(e) Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f) Rate shown reflects current rate on instrument with variable rate or step coupon rates.
(g) Participation interest was acquired through the financial institution indicated parenthetically.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviations used in schedule:
    C Bond -- Capitalization Bond.
    DCB    -- Debt Conversion Bond.
    FLIRB  -- Front-Loaded Interest Reduction Bond.
    FRB    -- Floating Rate Bond.

    PDI    -- Past Due Interest.

---------------------------------------------------------------------------------------------------------
                                         See Notes to Financial Statements.

                                                                                                   Page 9

SALOMON BROTHERS HIGH INCOME FUND INC

Statement of Assets and Liabilities
December 31, 1999

ASSETS:
  Investments, at value (Cost -- $61,882,429).................................... $57,719,156
  Cash...........................................................................         980
  Interest receivable............................................................   1,535,186
                                                                                  -----------
  Total Assets...................................................................  59,255,322
                                                                                  -----------
LIABILITIES:
  Management fee payable.........................................................      34,901
  Accrued expenses...............................................................     196,482
                                                                                  -----------
  Total Liabilities..............................................................     231,383
                                                                                  -----------
Total Net Assets................................................................. $59,023,939
                                                                                  ===========
NET ASSETS:
  Par value of capital shares ($0.001 par value, authorized 100,000,000 shares;
     4,917,594 shares outstanding)............................................... $     4,918
  Capital paid in excess of par value............................................  66,872,964
  Accumulated net realized loss on investments...................................  (3,690,670)
  Net unrealized depreciation on investments.....................................  (4,163,273)
                                                                                  -----------
Total Net Assets................................................................. $59,023,939
                                                                                  ===========
Net Asset Value, Per Share ($59,023,939 / 4,917,594 shares)......................      $12.00
                                                                                       ======

----------------------------------------------------------------------------------------------
                                 See Notes to Financial Statements.

Page 10

SALOMON BROTHERS HIGH INCOME FUND INC

Statement of Operations For the Year
Ended December 31, 1999

INVESTMENT INCOME:
  Interest.......................................................................  $ 7,287,823
                                                                                   -----------
EXPENSES:
  Management fees (Note 2).......................................................      422,886
  Audit..........................................................................       60,999
  Directors' fees & expenses ....................................................       48,001
  Shareholder and system servicing fees..........................................       46,001
  Printing and mailing...........................................................       46,001
  Legal .........................................................................       45,001
  Registration fees..............................................................       21,662
  Custody........................................................................       18,002
  Other .........................................................................       16,512
                                                                                   -----------
  Total Expenses.................................................................      725,065
                                                                                   -----------
Net Investment Income............................................................    6,562,758
                                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):
  Realized Loss From Securities Transactions
  (excluding short-term securities):
     Proceeds from sales.........................................................   58,828,616
     Cost of securities sold.....................................................   61,866,844
                                                                                   -----------
  Net Realized Loss..............................................................   (3,038,228)
                                                                                   -----------
Change in Net Unrealized Depreciation on Investments:
     Beginning of year...........................................................   (4,262,632)
     End of year.................................................................   (4,163,273)
                                                                                   -----------
  Decrease in Net Unrealized Depreciation........................................       99,359
                                                                                   -----------
Net Loss on Investments..........................................................   (2,938,869)
                                                                                   -----------
Increase in Net Assets From Operations...........................................  $ 3,623,889
                                                                                   ===========

----------------------------------------------------------------------------------------------
                                    See Notes to Financial Statements.

                                                                                       Page 11

SALOMON BROTHERS HIGH INCOME FUND INC

Statements of Changes in Net Assets
For the Years Ended December 31,

                                                                                 1999            1998
---------------------------------------------------------------------------------------------------------
Operations:
  Net investment income .................................................... $ 6,562,758     $ 6,510,806
  Net realized loss.........................................................  (3,038,228)       (499,892)
  (Increase) decrease in net unrealized depreciation........................      99,359      (8,716,126)
                                                                             -----------     -----------
  Increase (Decrease) in Net Assets From Operations ........................   3,623,889      (2,705,212)
                                                                             -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ....................................................  (6,562,758)     (6,480,394)
  Net realized gains........................................................          --        (729,016)
  Capital...................................................................    (779,990)       (595,795)
                                                                             -----------     -----------
  Decrease in Net Assets From Distributions to Shareholders ................  (7,342,748)     (7,805,205)
                                                                             -----------     -----------
FUND SHARE TRANSACTIONS:
  Proceeds from shares issued in reinvestment of dividends..................     627,981         674,341
                                                                             -----------     -----------
  Decrease in Net Assets....................................................  (3,090,878)     (9,836,076)

NET ASSETS:
  Beginning of year.........................................................  62,114,817      71,950,893
                                                                             -----------     -----------
  End of year............................................................... $59,023,939     $62,114,817
                                                                             ===========     ===========

--------------------------------------------------------------------------------------------------------
                                  See Notes to Financial Statements.

Page 12

SALOMON BROTHERS HIGH INCOME FUND INC

Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

Salomon Brothers High Income Fund Inc ("Fund") was incorporated in Maryland on September 14, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund seeks to maintain a high level of current income by investing primarily in a diversified portfolio of high-yield U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

SALOMON BROTHERS HIGH INCOME FUND INC

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from capital.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Management Fee and Other Transactions

Salomon Brothers Asset Management Inc. ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

The Investment Manager has delegated certain administrative responsibilities to SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., an affiliate of the Investment Manager pursuant to a Sub-Administration Agreement between the Investment Manager and SSBC.

SALOMON BROTHERS HIGH INCOME FUND INC

At December 31, 1999, the Investment Manager owned 10,056 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager.

Note 3. Portfolio Activity and Federal Income Tax Status

For the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases.........................................................  $58,324,980
                                                                    ===========
Sales.............................................................  $58,828,616
                                                                    ===========

At December 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation.....................................  $ 2,794,447
Gross unrealized depreciation.....................................   (6,957,720)
                                                                    -----------
Net unrealized depreciation.......................................  $(4,163,273)
                                                                    ===========

Note 4. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The cost of the Fund's loan participations was $1,787,016.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 5. Credit Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

SALOMON BROTHERS HIGH INCOME FUND INC

Note 6. Dividends Subsequent to December 31, 1999

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.125 per share for the months of January and February 2000, payable on January 28, 2000 and February 25, 2000 to shareholders of record on January 19, 2000 and February 15, 2000.

Note 7. Capital Loss Carryforward

At December 31, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $2,961,000, available to offset future capital gains through December 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

Note 8. Capital Shares

During the years ended December 31, transactions in shares of the Fund were as follows:
                                                1999                 1998
                                         -----------------     -----------------
                                         Shares     Amount     Shares     Amount
--------------------------------------------------------------------------------
Shares issued on reinvestment           48,282    $627,981     45,507   $674,341
--------------------------------------------------------------------------------

SALOMON BROTHERS HIGH INCOME FUND INC

Financial Highlights

Data for a share of capital stock outstanding throughout each year ended December 31:

                                                  1999       1998       1997       1996       1995
---------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Year............. $  12.76    $ 14.92    $ 14.72    $ 13.50   $ 12.88
                                                --------    -------    -------    -------   -------
Income (Loss) From Operations:
   Net investment income.......................     1.34       1.34       1.43      1.52       1.52
   Net realized and unrealized gain (loss).....    (0.60)     (1.89)      0.71       1.22      0.70
                                                --------    -------    -------    -------   -------
Total Income (Loss) From Operations............     0.74      (0.55)      2.14       2.74      2.22
                                                --------    -------    -------    -------   -------
Less Distributions From:
   Net investment income.......................    (1.34)     (1.34)     (1.43)     (1.52)    (1.53)
   Net realized gains..........................       --      (0.15)     (0.51)        --     (0.07)
   Capital.....................................    (0.16)     (0.12)        --         --        --
                                                --------    -------    -------    -------   -------
Total Distributions............................    (1.50)     (1.61)     (1.94)     (1.52)     1.60)
                                                --------    -------    -------    -------   -------
Net Asset Value, End of Year................... $  12.00    $ 12.76    $ 14.92    $ 14.72   $ 13.50
                                                ========    =======    =======    =======   =======
Per Share Market Value, End of Year............ $11.4375    $14.625    $16.438    $15.375   $14.125
                                                ========    =======    =======    =======   =======
Total Return, Based on Market Price(1).........   (12.06)%    (0.89)%    20.93%     20.98%    23.83%
                                                ========    =======    =======    =======   =======
Ratios to Average Net Assets:
   Operating expenses..........................     1.20%      1.08%      1.10%      1.16%     1.22%
   Net investment income.......................    10.86%      9.62%      9.53%     10.76%    11.68%
Net Assets, End of Year (000s).................  $59,024    $62,115    $71,951    $70,301   $63,931
Portfolio Turnover Rate........................    100.3%     110.8%     112.2%     110.4%    128.2%

------------
(1) For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

                                                                         Page 17

SALOMON BROTHERS HIGH INCOME FUND INC

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers High Income Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers High Income Fund Inc (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 11, 2000

------------------------------------------------------------------------------
                 See accompanying notes to financial statements.

SALOMON BROTHERS HIGH INCOME FUND INC

Selected Quarterly Financial Information (unaudited)

Summary of quarterly results of operations:

                                                                                          Net Realized
                                                                  Net Investment          & Unrealized
                                                                      Income               Gain (Loss)
                                                                ------------------    --------------------
Quarters Ended*                                                  Total   Per Share     Total     Per Share
----------------------------------------------------------------------------------------------------------
March 31, 1998...............................................   1,663      0.34          959       0.20
December 31, 1998............................................   1,546      0.32       (2,419)     (0.50)
September 30, 1998...........................................   1,651      0.34       (9,027)     (1.86)
December 31, 1998............................................   1,651      0.34        1,271       0.27
March 31, 1999...............................................   1,593      0.33          166       0.03
June 30, 1999................................................   1,505      0.31         (645)     (0.13)
September 30, 1999...........................................   1,701      0.34       (3,265)     (0.66)
December 31, 1999............................................   1,764      0.36          805       0.16
----------------------------------------------------------------------------------------------------------

* Totals expressed in thousands of dollars except per share amounts.

Other Information (unaudited)

Year 2000 Issue. As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the "Year 2000" issue). It is still possible that some computer systems could malfunction in the future because of the year 2000 issue or as a result of actions taken to address the Year 2000 issue. The Investment Adviser does not anticipate that its services or those of the Fund's other service providers will be adversely affected, but the Investment Adviser will continue to monitor the situation. If malfunctions related to the Year 2000 issue do arise, the Fund and its investments could be negatively affected.

SALOMON BROTHERS HIGH INCOME FUND INC

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan") shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company ("Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will

SALOMON BROTHERS HIGH INCOME FUND INC
receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant or any dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

SALOMON BROTHERS HIGH INCOME FUND INC

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th floor, New York, New York 10005.

SALOMON BROTHERS HIGH INCOME FUND INC

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc

HEATH B. MCLENDON
      Managing Director, Salomon Smith Barney Inc.;
      President and Director,
      SSB Citi Fund Management LLC
      and Travelers Investment Advisors, Inc.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

Officers
HEATH B. MCLENDON
      Chairman and President

LEWIS E. DAIDONE
      Executive Vice President and Treasurer

MAUREEN O'CALLAGHAN
      Executive Vice President

JAMES E. CRAIGE
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

BETH A. SEMMEL
      Executive Vice President

PETER J. WILBY
      Executive Vice President

ANTHONY PACE
      Controller

CHRISTINA T. SYDOR
      Secretary

Salomon Brothers High Income Fund Inc

      7 World Trade Center
      New York, New York 10048
      Telephone 1-888-777-0102

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

CUSTODIAN
      The Chase Manhattan Bank, N.A.
      Four Metrotech Center
      Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      HIF

                 Salomon Brothers
                 High Income Fund Inc

                 Annual Report
                 December 31, 1999

      -----------------------------------------
              Salomon Brothers Asset Management
              ------------------------------------------


American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005

                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                STATEN ISLAND, NY
                                 PERMIT No. 169


\                                  HIFANN 12/99